Commercial Contract
FLORIDA ASSOCIATION OF REALTORS®

Gary M. Krasna, P.A.
3010 N. Military Trail, Suite 210
Boca Raton, FL 33431
Tel: 561-995-7700 Fax: 561-995-7775

1. PURCHASE AND SALE:
SG DMTI LLC of 110 E. 59th Street, Suite 1901, New York, NY 10022 ("Buyer"),
agrees to buy and
Datametrics Corporation, a Delaware corporation doing business in Florida as Datametrics Technology Systems Corporation ("Seller"),
agree to sell the property described as:
Street Address: *1717 DIPLOMACY ROW, ORLANDO, FLORIDA 32809*

Legal Description:
From the Southeast corner of Lot 1, Block A, ORLANDO CENTRAL PARK, NUMBER ONE, according to the plat thereof as recorded in Plat Book Z, Page 63, Public Records of Orange County, Florida, run North 79°31'39" West 704.19 feet along the South boundary of said Lot 1, Block A, for the Point of Beginning; run thence North 79°31'39" West 375 feet along the South boundary of said Lot 1, Block A; thence North 10°28'21" East 320 feet; thence South 79°31'39" East 375 feet; thence South 10°28'21" West 320 feet to the Point of Beginning.

and the following Personal Property:

all improvements currently part of the Property, including, without limitation, all property set forth on the Addendum, together with all permits, approvals, licenses and plans

(all collectively referred to as the "Property") on the terms and conditions set forth below. The "Effective Date" of this Contract is the date on which the last of the Parties signs the latest offer. **Time is of the essence in this Contract** regarding performance by Seller. Time periods of 5 days or less will be computed without including Saturday, Sunday, or national legal holidays and any time period ending on a Saturday, Sunday or national legal holiday will be extended until 5:00 p.m. of the next business day.

2. PURCHASE PRICE:	$	*1,500,000.00*
(a) Deposit held in escrow by ________	$	________
(b) Additional deposit to be made within ________ days from Effective Date	$	________
(c) Total mortgages (as referenced in Paragraph 3)	$	________
(d) Other: *Assumption of mortgage in the approximate amount of (which accrues interest at 10% per annum)*	$	*1,179,457.01*
(e) Balance to close, subject to adjustments and prorations, to be made with cash, locally drawn certified or cashier's check or wire transfer.	$	*320,542.99*

~~**3. THIRD PARTY FINANCING:** Within ______ days from Effective Date ("Application Period"), Buyer will, at Buyer's expense~~ apply for third party financing in the amount of $ ____________ or ________% of the purchase price to be amortized over a period of *10* years and due in no less than ______ years and with a fixed interest rate not to exceed ☐ ________% per year or variable interest rate not to exceed ☐ ________% at origination with a lifetime cap not to exceed ________% from initial rate, with additional terms as follows:

Buyer will pay for the mortgagee title insurance policy and for all loan expenses. **Buyer** will timely provide any and all credit, employment, financial and other information reasonably required by any lender. **Buyer** will notify **Seller** immediately upon obtaining financing or being rejected by a lender. If **Buyer**, after diligent effort, fails to obtain a written commitment within ________ days from Effective Date ("Financing Period"), **Buyer** may cancel the Contract by giving prompt notice to **Seller** ~~and Buyer's deposit(s) will be returned to Buyer in accordance with Paragraph 9.~~

CC-2 © 1997 Florida Association of Realtors®. All rights reserved. Licensed to Alta Star Software. User Reg# 51447485
Software and Added Formatting Copyright 2004 Alta Star Software, Inc. All Rights Reserved. (305) 279-8898

4. TITLE: **Seller** has the legal capacity to and will convey marketable title to the Property by ☒ statutory warranty deed ☐ other ______________________, free of liens, easements and encumbrances of record or known to **Seller**, but subject to property taxes for the year of closing; covenants, restrictions and public utility easements of record; and (list any other matters to which title will be subject) *mortgage described in 2(d) above* provided there exists at closing no violation of the foregoing and none of them prevents **Buyer's** intended use of the Property as ***a commerical office building***

(a) Evidence of Title: **Seller** will, at (check one) ☐ **Seller's** ☐ **Buyer's** expense and within ***15*** days ☐ from Effective Date ☒ prior to Closing Date ☐ from date **Buyer** meets or waives financing contingency in Paragraph 3, deliver to **Buyer** (check one)

☒ a title insurance commitment by a Florida licensed title insurer and, upon **Buyer** recording the deed, an owner's policy in the amount of the purchase price for fee simple title subject only to exceptions stated above.

☐ an abstract of title, prepared or brought current by an existing abstract firm or certified as correct by an existing firm. However, if such an abstract is not available to **Seller**, then a prior owner's title policy acceptable to the proposed insurer as a base for reissuance of coverage. The prior policy will include copies of all policy exceptions and an update in a format acceptable to **Buyer** from the policy effective date and certified to **Buyer** or **Buyer's** closing agent together with copies of all documents recited in the prior policy and in the update, *but with Credit to Buyer for the estimated cost to cure same.*

(b) Title Examination: **Buyer** will, within 15 days from receipt of the evidence of title deliver written notice to **Seller** of title defects. Title will be deemed acceptable to **Buyer** if ~~(1) Buyer fails to deliver proper notice of defects or~~ (2) **Buyer** delivers proper written notice and **Seller** cures the defects within ***15*** days from receipt of the notice ("Curative Period"). If the defects are cured within the Curative Period, closing will occur within 10 days from receipt by **Buyer** of notice of such curing. ~~Seller may elect not to cure defects if Seller reasonably believes any defect cannot be cured within the Curative Period.~~ If the defects are not cured within the Curative Period, **Buyer** will have 10 days from receipt of notice of **Seller's** inability to cure the defects to elect whether to terminate this Contract or accept title subject to existing defects and close the transaction. ~~without reduction in purchase price.~~ The party who pays for the evidence of title will also pay related title service fees including title and abstract charges and title examination. *All matters set forth as exceptions in the title commitment shall be considered objections to title, and the sending of the title commitment to Seller shall be ~~deed~~ deemed notice of the same.*

(c) Survey: (check applicable provisions below)

☒ **Seller** will, within ***31*** days from Effective Date, deliver to **Buyer** copies of prior surveys, plans, specifications, and engineering documents, if any, and the following documents relevant to this transaction: ***environmental site assessment, engineering studies*** prepared for **Seller** or in **Seller's** possession, which show all currently existing structures.

☒ **Buyer** will, at ☐ **Seller's** ☒ **Buyer's** expense and within the time period allowed to deliver and examine title evidence, obtain a current certified survey of the Property from a registered surveyor. If the survey reveals encroachments on the Property or that the improvements encroach on the lands of another, ☐ **Buyer** will accept the Property with existing encroachments ☒ such encroachments will constitute a title defect to be cured within the Curative Period.

(d) Ingress and Egress: **Seller** warrants that the Property presently has ingress and egress.

(e) Possession: **Seller** will deliver possession and keys for all locks and alarms to **Buyer** at closing.

5. CLOSING DATE AND PROCEDURE: This transaction will be closed in ***Orange*** County, Florida on or before ______________________ or within ***30*** days from Effective Date ("Closing Date"), unless otherwise extended herein. ☐ **Seller** ☒ **Buyer** will designate the closing agent. **Buyer** and **Seller** will, within ***10*** days from Effective Date, deliver to Escrow Agent signed instructions which provide for closing procedure. If an institutional lender is providing purchase funds, lender requirements as to place, time of day, and closing procedures will control over any contrary provisions in this Contract.

(a) Costs: **Buyer** will pay taxes and recording fees on notes, mortgages and financing statements and recording fees for the deed. **Seller** will pay taxes on the deed and recording fees for documents needed to cure title defects. If **Seller** is obligated to discharge any encumbrance at or prior to closing and fails to do so, **Buyer** may use purchase proceeds to satisfy the encumbrances.

(b) Documents: **Seller** will provide the deed, bill of sale, mechanic's lien affidavit, assignments of leases, updated rent roll, tenant and lender estoppel letters, assignments of permits and licenses, corrective instruments and letters notifying tenants of the change in ownership/rental agent. If any tenant refuses to execute an estoppel letter, **Seller** will certify that information regarding the tenant's lease is correct. If **Seller** is a corporation, **Seller** will deliver a resolution of its Board of Directors authorizing the sale and delivery of the deed and certification by the corporate Secretary certifying the resolution and setting forth facts showing the conveyance conforms with the requirements of local law. **Seller** will transfer security deposits to **Buyer**. **Buyer** will provide the closing statement, mortgages and notes, security agreements and financing statements.

CC-2 © 1997 Florida Association of Realtors®. All rights reserved. Licensed to Alta Star Software.
Software and Added Formatting Copyright 2004 Alta Star Software, Inc. All Rights Reserved. (305) 279-8898

(c) Taxes, Assessments, and Prorations: The following items will be made current and prorated ☒ as of Closing Date ☐ as of ____________________: real estate taxes, bond and assessment payments assumed by **Buyer**, interest, rents, association dues, insurance premiums acceptable to **Buyer**, operational expenses and ____. If the amount of taxes and assessments for the current year cannot be ascertained, rates for the previous year will be used with due allowance being made for improvements and exemptions. **Seller** is aware of the following assessments affecting or potentially affecting the Property: ____. **Buyer** will be responsible for all assessments of any kind which become due and owing on or after Effective Date, unless the improvement is substantially completed as of Closing Date, in which case **Seller** will be obligated to pay the entire assessment.

(d) FIRPTA Tax Withholding: The Foreign Investment in Real Property Act ("FIRPTA") requires **Buyer** to withhold at closing a portion of the purchase proceeds for remission to the Internal Revenue Service ("I.R.S.") if **Seller** is a "foreign person" as defined by the Internal Revenue Code. The parties agree to comply with the provisions of FIRPTA and to provide, at or prior to closing, appropriate documentation to establish any applicable exemption from the withholding requirement. If withholding is required and **Buyer** does not have cash sufficient at closing to meet the withholding requirement, **Seller** will provide the necessary funds and **Buyer** will provide proof to **Seller** that such funds were properly remitted to the I.R.S.

6. ESCROW: Buyer and **Seller** authorize *N/A* ____
Telephone: __________________ Facsimile: __________________
Address: ____ to act as "Escrow Agent" to receive funds and other items and, subject to clearance, disburse them in accordance with the terms of this Contract. Escrow Agent will deposit all funds received in ☐ a non-interest bearing escrow account ☐ an interest bearing escrow account with interest accruing to ____________________ with interest disbursed (check one) ☐ at closing ☐ at ______________ intervals. If Escrow Agent receives conflicting demands or has a good faith doubt as to Escrow Agent's duties or liabilities under this Contract, he/she may (a) hold the subject matter of the escrow until the parties mutually agree to its disbursement or until issuance of a court order or decision of arbitrator determining the parties' rights regarding the escrow or (b) deposit the subject matter of the escrow with the clerk of the circuit court having jurisdiction over the dispute. Upon notifying the parties of such action, Escrow Agent will be released from all liability except for the duty to account for items previously delivered out of escrow. If a licensed real estate broker, Escrow Agent will comply with applicable provisions of Chapter 475, Florida Statutes. In any suit or arbitration in which Escrow Agent is made a party because of acting as agent hereunder or interpleads the subject matter of the escrow, Escrow Agent will recover reasonable attorneys' fees and costs at all levels, with such fees and costs to be paid from the escrowed funds or equivalent and charged and awarded as court or other costs in favor of the prevailing party. The parties agree that Escrow Agent will not be liable to any person for misdelivery to **Buyer** or **Seller** of escrowed items, unless the misdelivery is due to Escrow Agent's willful breach of this Contract or gross negligence.

7. PROPERTY CONDITION: Seller will deliver the Property to **Buyer** at the time agreed in its present "as is" condition, ordinary wear and tear excepted, and will maintain the landscaping and grounds in a comparable condition. **Seller** makes no warranties other than marketability of title. By accepting the Property "as is," **Buyer** waives all claims against **Seller** for any defects in the property. (Check (a) or (b)) *Under the terms of the lease between the parties, Seller shall be responsible for repairs to the Property.*

☐ **(a) As Is: Buyer** has inspected the Property or waives any right to inspect and accepts the Property in its "as is" condition.

☒ **(b) Due Diligence Period: Buyer** will, at **Buyer's** expense and within *10* days from Effective Date ("Due Diligence Period"), determine whether the Property is suitable, in **Buyer's** sole and absolute discretion, for **Buyer's** intended use and development of the Property as specified in Paragraph 4. During the Due Diligence Period, **Buyer** may conduct any tests, analyses, surveys and investigations ("Inspections") which **Buyer** deems necessary to determine to **Buyer's** satisfaction the Property's engineering, architectural, environmental properties; zoning and zoning restrictions; flood zone designation and restrictions; subdivision regulations; soil and grade; availability of access to public roads, water, and other utilities; consistency with local, state and regional growth management and comprehensive land use plans; availability of permits, government approvals and licenses; compliance with American with Disabilities Act; absence of asbestos, soil and ground water contamination; and other inspections that **Buyer** deems appropriate to determine the suitability of the Property for **Buyer's** intended use and development. **Buyer** shall deliver written notice to **Seller** prior to the expiration of the Due Diligence Period of **Buyer's** determination of whether or not the Property is acceptable. **Buyer's** failure to comply with this notice requirement shall constitute acceptance of the Property in its present "as is" condition. **Seller** grants to **Buyer**, its agents, contractors and assigns, the right to enter the Property at any time during the Due Diligence Period for the purpose of conducting inspections; provided, however, that **Buyer**, its agents, contractors and assigns enter the Property and conduct Inspections at their own risk. **Buyer** shall indemnify and hold **Seller** harmless from losses, damages, costs, claims and expenses of any nature, including attorneys' fees at all levels, and from liability to any person, arising from the conduct of any and all inspections or any work authorized by **Buyer**. **Buyer** will not engage in any activity that could result in a mechanic's lien being filed against the Property without **Seller's** prior written consent. In the event this transaction does not close, (1) **Buyer** shall repair all damages to the Property resulting from the Inspections and return the Property to the condition it was in prior to conduct of the Inspections, and (2) **Buyer** shall, at **Buyer's** expense, release to **Seller** all reports and other work generated as a result of the Inspections. Should **Buyer** deliver timely notice that the Property is not acceptable, **Seller** agrees that **Buyer's** deposit shall be immediately returned to **Buyer** and the Contract terminated.

CC-2 © 1997 Florida Association of Realtors®. All rights reserved. Licensed to Alta Star Software.
Software and Added Formatting Copyright 2004 Alta Star Software, Inc. All Rights Reserved. (305) 279-8898

(c) Walk-through Inspection: **Buyer** may, on the day prior to closing or any other time mutually agreeable to the parties, conduct a final "walk-through" inspection of the Property to determine compliance with this paragraph and to ensure that all Property is on the premises.

(d) Disclosures:

1. Radon Gas: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

2. Energy Efficiency: **Buyer** may have determined the energy efficiency rating of the building, if any is located on the Real Property.

8. OPERATION OF PROPERTY DURING CONTRACT PERIOD: **Seller** will continue to operate the Property and any business conducted on the Property in the manner operated prior to Contract and will take no action that would adversely impact the Property, tenants, lenders or business, if any. Any changes, such as renting vacant space, that materially affect the Property or **Buyer's** intended use of the Property will be permitted ☒ only with **Buyer's** consent ☐ without **Buyer's** consent.

9. RETURN OF DEPOSIT: Unless otherwise specified in the Contract, in the event any condition of this Contract is not met and **Buyer** has timely given any required notice regarding the condition having not been met, **Buyer's** deposit will be returned in accordance with applicable Florida laws and regulations.

10. DEFAULT:

(a) In the event the sale is not closed due to any default or failure on the part of **Seller** other than failure to make the title marketable after diligent effort, **Buyer** may either (1) receive a refund of **Buyer's** deposit(s) or (2) seek specific performance. If **Buyer** elects a deposit refund, **Seller** will be liable to Broker for the full amount of the brokerage fee.

~~(b) In the event the sale is not closed due to any default or failure on the part of Buyer, Seller may either (1) retain all~~ deposit(s) paid or agreed to be paid by **Buyer** as agreed upon liquidated ~~damages, consideration~~ for the execution of this Contract, and in full settlement of any claims, ~~upon which this Contract~~ will terminate or (2) seek specific performance. If **Seller** retains ~~the deposit, Seller~~ will pay the Listing and Cooperating Brokers named in Paragraph 12 fifty percent of all ~~forfeited deposits retained by Seller (to be split equally among the Brokers) up to the full amount of the brokerage fee.~~

11. ATTORNEY'S FEES AND COSTS: In any claim or controversy arising out of or relating to this Contract, the prevailing party, which for purposes of this provision will include **Buyer**, **Seller** and Broker, will be awarded reasonable attorneys' fees, costs and expenses.

12. BROKERS: Neither **Buyer** nor **Seller** has utilized the services of, or for any other reason owes compensation to, a licensed real estate Broker other than: *There are no brokers on this transaction*

(a) Listing Broker: N/A ______
who is ☐ an agent of ______
☐ a transaction broker ☐ a nonrepresentative and who will be compensated by ☐ **Seller** ☐ **Buyer** ☐ both parties pursuant to ☐ a listing agreement ☐ other (specify): ______

(b) Cooperating Broker: N/A ______
who is ☐ an agent of ______
☐ a transaction broker ☐ a nonrepresentative and who will be compensated by ☐ **Buyer** ☐ **Seller** ☐ both parties pursuant to ☐ an MLS or other offer of compensation to a cooperating broker ☐ other (specify) ______

(collectively referred to as "Broker") in connection with any act relating to the Property, including but not limited to inquiries, introductions, consultations and negotiations resulting in this transaction. **Seller** and **Buyer** agree to indemnify and hold Broker harmless from and against losses, damages, costs and expenses of any kind, including reasonable attorneys' fees at all levels, and from liability to any person, arising from (1) compensation claimed which is inconsistent with the representation in this Paragraph, (2) enforcement action to collect a brokerage fee pursuant to Paragraph 10, (3) any duty accepted by Broker at the request of **Buyer or Seller**, which duty is beyond the scope of services regulated by Chapter 475, F.S., as amended, or (4) recommendations of or services provided and expenses incurred by any third party whom Broker refers, recommends or retains for or on behalf of **Buyer or Seller.** *for the Buyer. Seller cannot assign this Contract*

13. ASSIGNABILITY; PERSONS BOUND: This Contract may be assigned to a related entity, and otherwise ☐ is not assignable ☒ is assignable. The terms "**Buyer**," "**Seller**" and "Broker" may be singular or plural. This Contract is binding upon **Buyer**, **Seller** and their heirs, personal representatives, successors and assigns (if assignment is permitted).

CC-2 © 1997 Florida Association of Realtors®. All rights reserved. Licensed to Alta Star Software.
Software and Added Formatting Copyright 2004 Alta Star Software, Inc. All Rights Reserved. (305) 279-8898

14. OPTIONAL CLAUSES: (Check if any of the following clauses are applicable and are attached as an addendum to this Contract):

- ☐ Arbitration
- ☐ Section 1031 Exchange
- ☐ Property Inspection and Repair
- ☐ Seller Representations
- ☐ Seller Warranty
- ☐ Coastal Construction Control Line
- ☐ Flood Area Hazard Zone
- ☐ Seller Financing
- ☐ Existing Mortgage
- ☒ Other *Addendum*
- ☐ Other ______
- ☐ Other ______

15. MISCELLANEOUS: The terms of this Contract constitute the entire agreement between **Buyer** and **Seller**. Modifications of this Contract will not be binding unless in writing, signed and delivered by the party to be bound. Signatures, initials, documents referenced in this Contract, counterparts and written modifications communicated electronically or on paper will be acceptable for all purposes, including delivery, and will be binding. Handwritten or typewritten terms inserted in or attached to this Contract prevail over preprinted terms. If any provision of this Contract is or becomes invalid or unenforceable, all remaining provisions will continue to be fully effective. This Contract will be construed under Florida law and will not be recorded in any public records. Delivery of any written notice to any party's agent will be deemed delivery to that party.

THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT. IF NOT FULLY UNDERSTOOD, SEEK THE ADVICE OF AN ATTORNEY PRIOR TO SIGNING. BROKER ADVISES BUYER AND SELLER TO VERIFY ALL FACTS AND REPRESENTATIONS THAT ARE IMPORTANT TO THEM AND TO CONSULT AN APPROPRIATE PROFESSIONAL FOR LEGAL ADVICE (FOR EXAMPLE, INTERPRETING CONTRACTS, DETERMINING THE EFFECT OF LAWS ON THE PROPERTY AND TRANSACTION, STATUS OF TITLE, FOREIGN INVESTOR REPORTING REQUIREMENTS, ETC.) AND FOR TAX, PROPERTY CONDITION, ENVIRONMENTAL AND OTHER SPECIALIZED ADVICE. BUYER ACKNOWLEDGES THAT BROKER DOES NOT OCCUPY THE PROPERTY AND THAT ALL REPRESENTATIONS (ORAL, WRITTEN OR OTHERWISE) BY BROKER ARE BASED ON SELLER REPRESENTATIONS OR PUBLIC RECORDS UNLESS BROKER INDICATES PERSONAL VERIFICATION OF THE REPRESENTATION. BUYER AGREES TO RELY SOLELY ON SELLER, PROFESSIONAL INSPECTORS AND GOVERNMENTAL AGENCIES FOR VERIFICATION OF THE PROPERTY CONDITION, SQUARE FOOTAGE AND FACTS THAT MATERIALLY AFFECT PROPERTY VALUE.

DEPOSIT RECEIPT: Deposit of $______________
by ☐ ____________ check ☐ other ______________________ received on ______________________,
by____
Signature of Escrow Agent

OFFER: **Buyer** offers to purchase the Property on the above terms and conditions. Unless acceptance is signed by **Seller** and a signed copy delivered to **Buyer** or **Buyer's** agent no later than ________ ☐ a.m. ☐ p.m. on ______________________, **Buyer** may revoke this offer and receive a refund of all deposits.

Date: ________________ **BUYER:** ______________________________ Tax ID No: ____________
SG DMTI LLC
Title: ____________ Telephone: ____________________ Facsimile: ____________________
Address: ____

Date: ________________ **BUYER:** ______________________________ Tax ID No: ____________
Title: ____________ Telephone: ____________________ Facsimile: ____________________
Address: ____

ACCEPTANCE: Seller accepts **Buyer's** offer and agrees to sell the Property on the above terms and conditions (☐ subject to the attached counter offer).

Datametrics Corporation, a Delaware corporation doing business in Florida as Datametrics Technology Systems Corporation

Date: ________________ **SELLER:** [signature] Tax ID No: ____________
Daniel Bertram, President
Title: ____________ Telephone: ____________________ Facsimile: ____________________
Address: ____

Date: ________________ **SELLER:** ______________________________ Tax ID No: ____________
Title: ____________ Telephone: ____________________ Facsimile: ____________________
Address: ____

Buyer (_______) (_______) and **Seller** (DB) (_______) acknowledge receipt of a copy of This page, which is Page 5 of 5 Pages.

The Florida Association of Realtors and local Board/Association of Realtors make no representation as to the legal validity or adequacy of any provision of this form in any specific transaction. This standardized form should not be used in complex transactions or with extensive riders or additions. This form is available for use by the entire real estate industry and is not intended to identify the user as a Realtor. Realtor is a registered collective membership mark that may be used only by real estate licensees who are members of the National Association of Realtors and who subscribe to its Code of Ethics.
The copyright laws of the United States (17 U.S. Code) forbid the unauthorized reproduction of blank forms by any means including facsimile or computerized forms.

CC-2 © 1997 Florida Association of Realtors®. All rights reserved. Licensed to Alta Star Software.
Software and Added Formatting Copyright 2004 Alta Star Software, Inc. All Rights Reserved. (305) 279-8898

14. OPTIONAL CLAUSES: (Check if any of the following clauses are applicable and are attached as an addendum to this Contract):

☐ Arbitration ☐ Seller Warranty ☐ Existing Mortgage
☐ Section 1031 Exchange ☐ Coastal Construction Control Line ☒ Other *Addendum*
☐ Property Inspection and Repair ☐ Flood Area Hazard Zone ☐ Other ______
☐ Seller Representations ☐ Seller Financing ☐ Other ______

15. MISCELLANEOUS: The terms of this Contract constitute the entire agreement between **Buyer** and **Seller**. Modifications of this Contract will not be binding unless in writing, signed and delivered by the party to be bound. Signatures, initials, documents referenced in this Contract, counterparts and written modifications communicated electronically or on paper will be acceptable for all purposes, including delivery, and will be binding. Handwritten or typewritten terms inserted in or attached to this Contract prevail over preprinted terms. If any provision of this Contract is or becomes invalid or unenforceable, all remaining provisions will continue to be fully effective. This Contract will be construed under Florida law and will not be recorded in any public records. Delivery of any written notice to any party's agent will be deemed delivery to that party.

THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT. IF NOT FULLY UNDERSTOOD, SEEK THE ADVICE OF AN ATTORNEY PRIOR TO SIGNING. BROKER ADVISES BUYER AND SELLER TO VERIFY ALL FACTS AND REPRESENTATIONS THAT ARE IMPORTANT TO THEM AND TO CONSULT AN APPROPRIATE PROFESSIONAL FOR LEGAL ADVICE (FOR EXAMPLE, INTERPRETING CONTRACTS, DETERMINING THE EFFECT OF LAWS ON THE PROPERTY AND TRANSACTION, STATUS OF TITLE, FOREIGN INVESTOR REPORTING REQUIREMENTS, ETC.) AND FOR TAX, PROPERTY CONDITION, ENVIRONMENTAL AND OTHER SPECIALIZED ADVICE. BUYER ACKNOWLEDGES THAT BROKER DOES NOT OCCUPY THE PROPERTY AND THAT ALL REPRESENTATIONS (ORAL, WRITTEN OR OTHERWISE) BY BROKER ARE BASED ON SELLER REPRESENTATIONS OR PUBLIC RECORDS UNLESS BROKER INDICATES PERSONAL VERIFICATION OF THE REPRESENTATION. BUYER AGREES TO RELY SOLELY ON SELLER, PROFESSIONAL INSPECTORS AND GOVERNMENTAL AGENCIES FOR VERIFICATION OF THE PROPERTY CONDITION, SQUARE FOOTAGE AND FACTS THAT MATERIALLY AFFECT PROPERTY VALUE.

DEPOSIT RECEIPT: Deposit of $______
by ☐ ______ check ☐ other ______ received on ______,
by ______
Signature of Escrow Agent

OFFER: Buyer offers to purchase the Property on the above terms and conditions. Unless acceptance is signed by **Seller** and a signed copy delivered to **Buyer** or **Buyer's** agent no later than ______ ☐ a.m. ☐ p.m. on ______, **Buyer** may revoke this offer and receive a refund of all deposits.

SG DMTI LLC
By SG Phoenix Ventures, LLC, managing member

Date: ______ **BUYER:** [signature] Tax ID No: ______
SG DMTI LLC member
Title: ______ Telephone: ______ Facsimile: ______
Address: ______

Date: ______ **BUYER:** ______ Tax ID No: ______
Title: ______ Telephone: ______ Facsimile: ______
Address: ______

ACCEPTANCE: Seller accepts **Buyer's** offer and agrees to sell the Property on the above terms and conditions (☐ subject to the attached counter offer).

Datametrics Corporation, a Delaware corporation doing business in Florida as Datametrics Technology Systems Corporation

Date: ______ **SELLER:** ______ Tax ID No: ______
Daniel Bertram, President
Title: ______ Telephone: ______ Facsimile: ______
Address: ______

Date: ______ **SELLER:** ______ Tax ID No: ______
Title: ______ Telephone: ______ Facsimile: ______
Address: ______

Buyer (____) (____) **and Seller** (____) (____) acknowledge receipt of a copy of This page, which is Page 5 of 5 Pages.

The Florida Association of Realtors and local Board/Association of Realtors make no representation as to the legal validity or adequacy of any provision of this form in any specific transaction. This standardized form should not be used in complex transactions or with extensive riders or additions. This form is available for use by the entire real estate industry and is not intended to identify the user as a Realtor. Realtor is a registered collective membership mark that may be used only by real estate licensees who are members of the National Association of Realtors and who subscribe to its Code of Ethics.
The copyright laws of the United States (17 U.S. Code) forbid the unauthorized reproduction of blank forms by any means including facsimile or computerized forms.

CC-2 © 1997 Florida Association of Realtors®. All rights reserved. Licensed to Alta Star Software.
Software and Added Formatting Copyright 2004 Alta Star Software, Inc. All Rights Reserved. (305) 279-8898

ADDENDUM TO COMMERCIAL CONTRACT

SG DMTI LLC ("Buyer") and DATAMETRICS CORPORATION, a Delaware corporation authorized to do business in Florida as Datametrics Technology Systems Corporation ("Seller") hereby amend that certain Commercial Contract between them of even date herewith, as follows:

1. Buyer shall enter into a lease with Seller (the "Lease"), renting the entire Property to Seller, substantially in the form attached hereto.

2. The cost of the owner's title insurance policy shall be equally divided between the parties.

3. The personal property shall include the following:

All building materials, appliances and fixtures now owned by Seller and intended for use in the construction of or incorporated, annexed to, or located in, or to be incorporated in, annexed to, or located in the buildings and improvements located on the Property or any part thereof. Said materials shall include but not be limited to lumber, plaster, cement, shingles, roofing, plumbing fixtures, pipe, lath, wallboard, cabinets, nails, sinks, toilets, furnaces, heaters, brick, tile, water heaters, screens, window frames, glass doors, flooring, paint, lighting fixtures, cooking, heating, cooling and ventilating appliances and equipment, except for those used in production/test equipment. Personal property does not include any of the inventory of the Seller.

4. This contract is subject to the release of all liens on the Property (other than the mortgage owned by DMTI Mortgage), including liens in favor of DMTR, LLC or any other person or entity.

5. INTENTIONALLY OMITTED

6. Provided that the Seller is ready, willing and able to consummate this transaction on the Closing Date in accordance with the terms of this Contract, and Buyer shall willfully refuse to close within thirty (30) days after the Closing Date, then at the option of either party, this Agreement may be terminated, and Seller may sell the Property to another party.

7. Notwithstanding any other provision of the Contract to the contrary, the parties agree as follows:

a. That taxes on the Property remain the obligation of Seller under the terms of the Lease, and Seller assumes that obligation.

b. That insurance on the Property remain the obligation of Seller under the terms of the Lease, and Seller assumes that obligation.

8. There is no real estate broker involved in this transaction. Buyer represents and warrants to Seller that Buyer has not dealt with any real estate broker in connection with this transaction, nor has Buyer been introduced to the Property or to Seller by any real estate broker. In like manner, Seller represents and warrants to Buyer that Seller has not dealt with any real estate broker in connection with this transaction, nor has Seller been introduced to Buyer by any real estate broker. Buyer and Seller each agree to indemnify, defend, and hold harmless the other from and against any claims, suits, demands, or liabilities of any kind or nature whatsoever, including attorneys' fees, if their respective representations and warranties set forth above are not accurate. The provisions of this section shall survive Closing or termination of this Agreement.

9. INTENTIONALLY OMITTED

10. The Balance to close as set forth in Section 2(e), on line 24 of the Contract will be decreased to reflect any increase in the outstanding principal balance due on the mortgage to which Buyer is accepting title subject to. The Buyer will provide to Seller such documentation as Seller may reasonably require to reflect that Seller is no longer in any way obligated to the mortgagee for any amounts owing under the mortgage.

SG DMTI LLC
By SG Phoenix Ventures, LLC managing member

By: [signature] member

DATAMETRICS CORPORATION
authorized to do business in Florida as Datametrics Technology Systems Corporation

By:______________________
Daniel Bertram, President

8. There is no real estate broker involved in this transaction. Buyer represents and warrants to Seller that Buyer has not dealt with any real estate broker in connection with this transaction, nor has Buyer been introduced to the Property or to Seller by any real estate broker. In like manner, Seller represents and warrants to Buyer that Seller has not dealt with any real estate broker in connection with this transaction, nor has Seller been introduced to Buyer by any real estate broker. Buyer and Seller each agree to indemnify, defend, and hold harmless the other from and against any claims, suits, demands, or liabilities of any kind or nature whatsoever, including attorneys' fees, if their respective representations and warranties set forth above are not accurate. The provisions of this section shall survive Closing or termination of this Agreement.

9. INTENTIONALLY OMITTED

10. The Balance to close as set forth in Section 2(e), on line 24 of the Contract will be decreased to reflect any increase in the outstanding principal balance due on the mortgage to which Buyer is accepting title subject to. The Buyer will provide to Seller such documentation as Seller may reasonably require to reflect that Seller is no longer in any way obligated to the mortgagee for any amounts owing under the mortgage.

SG DMTI LLC

By:____________________

DATAMETRICS CORPORATION
authorized to do business in Florida as Datametrics Technology Systems Corporation

By:____________________
Daniel Bertram, President